SUMMARY PROSPECTUS May 1, 2022
T. ROWE PRICE
TCHP	Blue Chip Growth ETF

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

• The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

• These additional risks may be even greater in bad or uncertain market conditions.

• The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Proxy portfolio structure,” “Premium/Discount,” “Trading halt,” and “Authorized Participant.”

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2022, as amended or supplemented, and Statement of Additional Information, dated May 1, 2022, as amended or supplemented.

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Investment Objective(s)

The fund seeks to provide long-term capital growth. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or the example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.57%

Other expenses	0.00

Total annual fund operating expenses	0.57

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$58	$183	$318	$714

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 51.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund will normally invest at least 80% of its assets in the common stocks of large and medium-sized blue-chip growth companies that are listed in the United States (or futures that have similar economic characteristics). These are firms that, in the investment adviser’s view, are well established in their industries and have the potential for above-average earnings growth. The fund focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The fund’s investment approach reflects the belief that solid company fundamentals (with an emphasis on the potential for above-average growth) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the adviser targets for the fund should have

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good prospects for dividend growth. The fund may at times invest significantly in stocks of information technology, communication service, and consumer discretionary companies.

The fund primarily invests in exchange-traded securities that trade synchronously with the fund’s shares, cash, and cash equivalents. The fund may also invest in American Depository Receipts (ADRs) and common stocks listed on a foreign exchange that trade on such exchange synchronously with the fund’s shares (i.e., during the U.S. listing exchange’s trading hours).

The fund is an actively-managed, exchange-traded fund (ETF) that does not disclose portfolio holdings daily. In order to provide market participants with information on the fund’s investments, the fund will publish a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The fund’s Portfolio Overlap is available on the fund’s website daily. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of net asset value (NAV) at the end of the prior business day.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Proxy portfolio structure The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a proxy portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV) to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

Premium/Discount Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market

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price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. Each day, the website will also provide the fund’s Tracking Error, which means the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day).

Trading halt It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant Just like ETFs that disclose holdings daily, at certain times, the fund’s shares may have a limited number of active “Authorized Participants,” which are financial institutions that are able to transact daily with the fund to purchase and redeem a large specified number of shares of the fund. To the extent they cannot or otherwise are unwilling to engage in creation and redemption transactions, and no other Authorized Participant steps in, shares of the fund may trade at a significant discount or premium to NAV and may face trading halts and delisting from the exchange. Additionally, ETFs that do not disclose portfolio holdings daily are novel, which may limit the number of entities willing to act as Authorized Participants during times of market stress.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses (including sanctions).

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Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Large- and mid-cap stocks Securities issued by large-cap and mid-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges. The fund’s share price could fluctuate more than the share price of a fund that invests only in large companies as stocks of mid-cap companies entail greater risk and are usually more volatile than stocks of large-cap companies.

Dividend-paying stocks The fund’s investments in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information technology sector Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Communication services The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment

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industry. The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays, or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer discretionary sector Companies in the consumer discretionary sector are generally considered to sell nonessential goods and services, and their stocks tend to be more cyclical than consumer staples stocks. Since consumer discretionary companies produce products that consumers do not need to purchase, their sales and profits tend to grow when the economy is growing and lag when consumers are worried about the economy.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

BLUE CHIP GROWTH ETF

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/21	12.26%	Worst Quarter	3/31/21	0.25%

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

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Average Annual Total Returns
	Periods ended
	December 31, 2021

		Since		Inception
	1 Year	inception		date
Blue Chip Growth ETF				08/04/2020
Returns before taxes	18.16%	22.25%
Returns after taxes on distributions	18.15	22.24
Returns after taxes on distributions and sale of fund shares	10.75	17.11

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	28.71	31.65	[a]
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	27.60	31.60	[a]
Lipper Large-Cap Growth Funds Index
	22.36	27.44	[a]

a Return since 8/4/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Paul Greene II	Chair of Investment Advisory Committee	2021	2006

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Any fund distributions are typically declared and paid in December. A distribution may consist of ordinary dividends, capital gains, and return of capital. Redemptions or sales of fund shares

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and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	ETF785-045 5/1/22